SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 1997


                             STREAMLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)




             DELAWARE                                      95-3093858
  (State or other jurisdiction of                       (I.R.S. employer
  incorporation or organization)                     identification number)


                         COMMISSION FILE NUMBER: 0-12046


                             7015 GATEWAY BOULEVARD
                            NEWARK, CALIFORNIA 94560
              (Address of principal executive offices and zip code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (510) 608-4000
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ITEM 5.  OTHER EVENTS.

         See attached Press Release dated November 7, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


                                    EXHIBITS

99.1     Press Release dated November 7, 1997.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STREAMLOGIC CORPORATION
                                           (Registrant)



Date:  November 11, 1997                   By     Michael O. Preletz
                                                  -------------------
                                                  Chief Executive Officer

                                  EXHIBIT INDEX


99.1     Press Release dated November 7, 1997.